[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                        COMPUTATIONAL MATERIALS (REVISED)

                           $546,000,000 (APPROXIMATE)
                      AFC MORTGAGE LOAN ASSET BACKED NOTES,
                                  SERIES 2000-2


                                SUPERIOR BANK FSB
                                 SELLER/SERVICER


                             AFC TRUST SERIES 2000-2
                                     ISSUER








JUNE 21, 2000

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  1

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  2

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------



                                                EXPECTED               LEGAL    EXPECTED
                CLASS                           RATINGS       AVG.     FINAL     PAYMENT
   CLASS         SIZE       TRANCHE TYPE        M/S&P/F       LIFE    PAYMENT    WINDOW     LIFE CAP
   -----         ----       ------------        -------       ----    -------    ------     --------
To Call:
1A           $266,000,000  LIBOR Floater(1)   Aaa/AAA/AAA     3.87     6/30      1 - 130     11.10%
2A           $280,000,000  LIBOR Floater(2)   Aaa/AAA/AAA     2.89     6/30      1 - 130     15.50%

To
Maturity:
1A           $266,000,000  LIBOR Floater(1)   Aaa/AAA/AAA     4.02     6/30      1 - 216     11.10%
2A           $280,000,000  LIBOR Floater(1)   Aaa/AAA/AAA     2.96     6/30      1 - 205     15.50%


---------------

(1) Subject to the Class 1A Cap Rate with a Class 1A Available Funds Cap Carry Forward Amount.

(2) Subject to the Class 2A Cap Rate with a Class 2A Available Funds Cap Carry Forward Amount.

SERIES:                   AFC Mortgage Loan Asset Backed Notes, Series 2000-2

SELLER AND SERVICER:      Superior Bank FSB

INDENTURE TRUSTEE:        LaSalle Bank National Association

OWNER TRUSTEE:            Wilmington Trust Company

UNDERWRITERS:             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                          (Lead) & Prudential Securities Inc. (Co-Manager)

NOTE INSURER:             Municipal Bond Investors Assurance ("MBIA")

CUT-OFF DATE:             June 1, 2000

EXP. PRICING:             On or about June 22, 2000

EXP. SETTLEMENT:          On or about June 28, 2000

PAYMENT DATE:             The 25th day of each month (or if such 25th day is
                          not a business day, the next succeeding business
                          day), commencing on July 25, 2000.

DAY COUNT:                Actual/360 for Class 1A and Class 2A.

CLASS 1A PREPAYMENT
ASSUMPTION:               With respect to the Class 1A Notes, a 100% Prepayment
                          Assumption assumes a CPR of 2% per annum in the first
                          month of the life of the Mortgage Loans and an
                          additional 1% per annum each month thereafter until
                          the twenty-first month and 22% CPR thereafter.
CLASS 2A PREPAYMENT
ASSUMPTION:               26% CPR

SMMEA: The Class 1A Notes will not be SMMEA eligible. The Class 2A Notes will not be SMMEA eligible until such time as the balance of the related Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions and restrictions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Notes will generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:               In the opinion of tax counsel to Superior Bank FSB,
                          the Notes will be treated as debt for federal income tax purposes, the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation and neither the trust nor any portion of the trust will constitute a taxable mortgage pool taxable as a corporation.

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  3

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL:

GROUP 1 MORTGAGE LOANS:    Conventional, fixed-rate mortgage loans secured by
                           first or second liens on one- to four-family residential properties, units in planned unit developments, condominiums and manufactured homes
                           ("Single Family Properties"), residential properties consisting of five or more dwelling units
                           ("Multifamily Properties"), commercial properties
                           ("Commercial Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus
                           Group 1 Pre-Funding Account. In addition, Group 1 will include "Periodic Payment Loans" (12.05% of
                           Group 1 before pre-funding), "Deferred Payment Loans"
                           (25.30% of Group 1 before pre-funding), "Voucher
                           Loans" (15.46% of Group 1 before pre-funding),
                           "Temporary Buydown Loans" (0.17% of Group 1 before pre-funding), "Permanent Buydown Loans" (9.37% of
                           Group 1 before pre-funding) and "Permanent Buydown
                           Companion Loans" ($1,181,592). See below for further description.

GROUP 2 MORTGAGE LOANS:    Conventional, adjustable rate mortgage loans secured
                           by first liens on Single Family Properties indexed to 6 Month LIBOR and 1-year CMT plus Group 2 Pre-Funding
                           Account. In addition, Group 2 will include "Deferred
                           Payment Loans" (5.39% of Group 2 before pre-funding) and "Temporary Buydown Loans" (0.12% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:               Credit enhancement refers to features of the notes
                           that are intended to reduce the effect on holders of such notes of losses on the mortgage loans. The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the note insurance policy issued by MBIA.

EXCESS SPREAD:             On each payment date, the amount of interest due on
                           the mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related notes and to pay certain fees for that month. Excess spread collected from a group of mortgage loans, and with respect to Group 1 only, the amounts collected on the permanent buydown companion loans, will be used first to cover any shortfalls in the required payments of principal on the offered notes related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERALIZATION:     Overcollateralization refers to the actual amount by
                           which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related notes. That excess is intended to protect noteholders against shortfalls in required payments on the related notes.

                           An initial amount of overcollateralization will be required for each group. On the closing date, the note insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the notes). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all notes and certain fees and expenses. That amount, if any, will be used to pay principal on the related notes on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  4

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


CROSS-COLLATERALIZATION:  Cross-collateralization generally refers to the use of amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered notes, to pay shortfalls of required interest and principal on the offered notes related to the other group as a result of realized losses on the mortgage loans related to that other group.

                          The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for that group and (2) excess principal that is not needed because principal received for that group exceeds the amount necessary to reach or maintain the required overcollateralization amount.

INTEREST RATE CAPS: The trust will enter into an interest rate cap on each note with a cap counterparty. The fees for these caps will be paid at the closing date from the proceeds of the transaction. If 1-month LIBOR rises above specified levels for each cap, the trust will receive a payment(s) from the cap counterparty. This payment(s) will be treated as an interest collection on the related note.

PRE-FUNDING AMOUNTS:

Original Group 1 Pre-Funding Amount:  $106,143,903.40
Original Group 2 Pre-Funding Amount:  $111,788,097.49

The Original Group 1 Pre-Funding Amount and Original Group 2 Pre-Funding Amount will be reduced during the funding period (approx. 2 months) by the amounts thereof used to purchase the related subsequent mortgage loans. Any amount remaining at the end of the funding period in the Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Notes, respectively.


CLASS 1A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):

On each Payment Date, the Class 1A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 1A LIBOR Rate"), and (b) 11.10% per annum (the "Class 1A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 1A Notes.


CLASS 2A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):

On each Payment Date, the Class 2A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 2A LIBOR Rate"), and (b) 15.50% per annum (the "Class 2A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 2A Notes.

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Notes.

The Class 1A and 2A LIBOR Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  5

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP RATE:

For each class of Notes and any Payment Date will be a percentage derived from the fraction the numerator of which is the difference between (1) the sum of all interest collected and advanced on the mortgage loans in the related group during the related due period and (2) the sum of the servicing fee, MBIA fee, the applicable credit enhancement carve out, and trustees fees payable for the related Payment Date with respect to that group, and the denominator of which is the Note Principal Balance of such class immediately prior to that Payment Date.


CLASS 1A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 1A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 1A Note Interest Rate been based on the lesser of (a) the Class 1A LIBOR Rate and (b) the Class 1A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 1A Note Interest Rate. No Class 1A Available Funds Cap Carry Forward Amount will be paid to the Class 1A Noteholder if the balance of such Class 1A Note is reduced to zero. The ratings of the Class 1A Notes do not address the likelihood of the payment of any Class 1A Available Funds Cap Carry Forward Amounts and Class 1A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from MBIA.

CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 2A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 2A Note Interest Rate been based on the lesser of (a) the Class 2A LIBOR Rate and (b) the Class 2A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 2A Note Interest Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2 A Noteholder if the balance of such Class 2A Note is reduced to zero. The ratings of the Class 2A Notes do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from MBIA.

PRINCIPAL PAYMENTS:

The Class 1A Note will be backed primarily by cash flow from Group 1 assets.

The Class 2A Note will be backed primarily by cash flow from Group 2 assets.

Each Class 1A and 2A Note will generally receive all scheduled and unscheduled principal payments from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of June 1, 2000, and (2) the aggregate amounts on deposit in the pre-funding accounts on the closing date, the servicer, at its option, may purchase all of such mortgage loans and properties from the trust, and thereby cause an early retirement of the notes.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  6

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

MANUFACTURED HOME LOANS
Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 13.86% of Group 1 and 9.64% of Group 2, by Group Principal Balance, before pre-funding.

PERIODIC PAYMENT LOANS
Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 12.05% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

DEFERRED PAYMENT LOANS
Mortgage loans which permit the mortgagor to defer the first two or three payments due under the related mortgage note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 25.30% of Group 1 and 5.39% of Group 2, by Group Principal Balance, before pre-funding.

VOUCHER LOANS
Approximately 15.46% of the Group 1 initial mortgage loans, by original Group 1 principal balance, are mortgage loans the mortgage notes of which provide that the mortgagors have the option at any time during the term of the related mortgage loan, to use up to 65 payment vouchers, in the aggregate, provided to them at origination in order to defer payment of the principal portion of the corresponding payment and pay only the interest portion due on such payment date. Any principal deferred in such a manner will be due in full on the maturity date of the related mortgage loan.

TEMPORARY BUYDOWN LOANS
Approximately 0.17% of Group 1 and 0.12% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan term. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.

PERMANENT BUYDOWN LOANS
Approximately 9.37% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a Buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  7

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


Approximately $1,181,592 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans and will be included in the excess spread for Group 1. The Group 1 principal balance as of the cut-off date does not, and as of any date will not, include the outstanding balance of the permanent buy down companion loans included in Group 1.





AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                           Assumes a 5% Clean-Up Call


SCENARIO            1                  2                  3                  4                  5
                    -                  -                  -                  -                  -
CLASS          WAL     WINDOW    WAL     WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW
               ---     ------    ---     ------     ---     ------     ---     ------     ---     ------
1A            14.89   1 - 331    6.38    1 - 187    3.87    1 - 130    2.76    1 - 90     2.16    1 - 66
2A             7.38   1 - 331    3.85    1 - 187    2.89    1 - 130    2.07    1 - 90     1.53    1 - 66



                       Assumes NO 5% Clean-Up Call (to Maturity)


SCENARIO            1                  2                  3                  4                  5
                    -                  -                  -                  -                  -
CLASS          WAL     WINDOW    WAL     WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW
               ---     ------    ---     ------     ---     ------     ---     ------     ---     ------
1A            14.98   1 - 358    6.65    1 - 324    4.02    1 - 216    2.86    1 - 158    2.23    1 - 116
2A             7.38   1 - 349    3.90    1 - 264    2.96    1 - 205    2.13    1 - 146    1.57    1 - 106




                              PREPAYMENT SCENARIOS
SCENARIO              1         2          3          4         5
                      -         -          -          -         -

Class 1A (1)          0%        50%       100%       150%      200%
Class 2A (2)         10%        20%        26%       35%        45%

(1)     as a percentage of the Prepayment Assumption
(2)     as a conditional prepayment rate (CPR)


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  8

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING SCENARIO):

                            AVAILABLE FUNDS CAP
  PERIOD     PAYMENT DATE          RATE(1)           EXCESS SPREAD AVAILABLE(1)
  ------     ------------   --------------------     --------------------------

    1          07/25/00            10.32                        3.44
    2          08/25/00            10.32                        3.44
    3          09/25/00            10.57                        3.68
    4          10/25/00            10.61                        3.72
    5          11/25/00            10.65                        3.76
    6          12/25/00            10.69                        3.80
    7          01/25/01            10.75                        3.86
    8          02/25/01            10.79                        3.90
    9          03/25/01            10.84                        3.95
    10         04/25/01            10.89                        4.01
    11         05/25/01            10.95                        4.06
    12         06/25/01            11.00                        4.11
    13         07/25/01            11.06                        4.17
    14         08/25/01            11.12                        4.23
    15         09/25/01            11.19                        4.30
    16         10/25/01            11.25                        4.36
    17         11/25/01            11.32                        4.43
    18         12/25/01            11.39                        4.50
    19         01/25/02            11.65                        4.76
    20         02/25/02            11.73                        4.84
    21         03/25/02            11.81                        4.92
    22         04/25/02            11.91                        5.02
    23         05/25/02            12.17                        5.28
    24         06/25/02            12.59                        5.70
    25         07/25/02            12.98                        6.09
    26         08/25/02            13.40                        6.51
    27         09/25/02            13.84                        6.95
    28         10/25/02            13.99                        7.10
    29         11/25/02            14.15                        7.26
    30         12/25/02            14.31                        7.42

--------------------------------------------------------------------------------

(1) Assumes 1 Month LIBOR = 6.6475%, 6 Month LIBOR = 6.90875%, 1 Year CMT = 6.11%, Class 2A Net Margin = 0.24%, Expenses = 0.86%. Exclusive of applicable credit enhancement carve out.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  9

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------



INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 06/01/2000 (the "Cut-off Date")

GROUP 1 (FIXED RATE):
Current Home Equity Loan Principal Balance (excluding
Permanent Buydown Companion Loan Balance of $1,181,592):    $161,461,730
Average Current Home Equity Loan Principal Balance:         $63,468      Range:  $4,729 - $735,000
Original Home Equity Loan Principal Balance:                $162,469,810
Average Original Home Equity Loan Principal Balance:        $63,864      Range:  $7,700 - $735,000
Properties secured by 1st/2nd Liens:                        78.75% / 21.25%
Weighted Average Coupon:                                    11.478%      Range:  7.125% - 16.800%
Weighted Average CLTV:                                      76.86%
Weighted Average Rem. Term:                                 259.1 mos.
Weighted Average Original Term:                             262.1 mos.
Geographic Distribution:                                    47 States and District of Columbia
States w/ >5% Concentrations:                               NY - 13.30%    PA - 5.87%
                                                            FL - 8.10%     MI - 7.70%
Product Type-
        Balloons (30's due in 15):                          23.51%
        Deferred Payment Loans:                             25.30%
        Voucher Loans:                                      15.46%
        Temporary Buydown Loans:                            0.17%
        Permanent Buydown Loans:                            9.37%
        Permanent Buydown Companion Loans:                  $1,181,592
Occupancy-
        Owner Occupied:                                     90.43%
        Non-Owner Occupied:                                 9.57%
Property Type-
        Single Family:                                      69.67%
        Manufactured Home Loans:                            13.86%
        2-4 Family:                                         7.26%
        Multi-Family:                                       4.57%
        PUD:                                                1.97%
        Mixed Use:                                          1.13%
        Condominium:                                        0.99%
          Commercial:                                       0.55%

Loan Purpose-
        Cashout:                                            75.58%
        Purchase:                                           14.68%
        Refinance:                                          9.74%




--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 10

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------




INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 06/01/2000 (the "Cut-off Date")

GROUP 2 (ADJUSTABLE RATE):
Current Home Equity Loan Principal Balance:                 $173,199,180
Average Current Home Equity Loan Principal Balance:         $89,278      Range:  $12,606 - $680,000
Original Home Equity Loan Principal Balance:                $173,511,821
Average Original Home Equity Loan Principal Balance:        $89,439      Range:  $12,614 - $680,000
 Product Type-
        2/28:                                               66.36%
        3/27:                                               32.17%
        6 Month LIBOR:                                      0.06%
               1YR CMT:                                     1.41%
Temporary Buydown Loans:                                    0.12%
Deferred Payment Loans:                                     5.39%
Weighted Average Coupon:                                    11.185%      Range:  7.250% - 15.490%
6 Month LIBOR:
        Weighted Average Lifetime Cap:                      17.456%      Range:  13.250% - 22.490%
        Weighted Average Lifetime Floor:                    10.304%      Range:  6.250% - 15.490%
        Weighted Average Gross Margin:                      6.536%       Range:  3.300% - 10.500%
        Weighted Average Months to Roll:                    26           Range:  1-36 Mos.
        Weighted Average Initial Periodic Cap:              2.000%       Range:  1.000% - 3.000%
        Weighted Average Periodic Cap:                      1.000%       Range:  0.000% - 1.000%
1 Year CMT:
        Weighted Average Lifetime Cap:                      13.120%      Range:  11.125% - 16.000%
        Weighted Average Lifetime Floor:                    7.120%       Range:  5.125% - 10.000%
        Weighted Average Gross Margin:                      3.457%       Range:  2.950% - 5.250%
        Weighted Average Months to Roll:                    6            Range:  1-12 Mos.
        Weighted Average Initial Periodic Cap:              2.000%       Range:  All 2.000%
        Weighted Average Periodic Cap:                      2.000%       Range:  All 2.000%
Weighted Average Rem. Term:                                 356.0 mos.
Weighted Average Original Term:                             359.1 mos.
Properties secured by 1st Liens:                            100%
Weighted Average CLTV:                                      80.00%
Geographic Distribution:                                    45 States and District of Columbia
 States w/ >5% Concentrations:                              NY - 8.84%     FL - 6.01%     IL - 6.34%
                                                            PA - 8.68%     OH - 7.72%     IN - 5.14%
                                                            MI - 8.13%     CA - 7.40%     NJ - 5.40%
Occupancy-
        Owner Occupied:                                     92.82%
        Non-Owner Occupied:                                 7.18%
 Property Type-
        Single Family:                                      72.80%
        2-4 Family:                                         12.39%
        Manufactured Home Loans:                            9.64%
        Condominium:                                        2.63%
        PUD:                                                2.53%
 Loan Purpose-
        Purchase:                                           40.93%
        Cashout:                                            48.28%
        Refinance:                                          10.79%



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 11

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)


As of 06/01/2000 (the "Cut-off Date")

GROUP 2 (ADJUSTABLE RATE):

Product Type
2/28
        Weighted Average Coupon:                            11.399%      Range:  7.750% - 14.875%
        Weighted Average Lifetime Cap:                      17.549%      Range:  14.250% - 20.875%
        Weighted Average Lifetime Floor:                    10.415%      Range:  7.125% - 13.875%
        Weighted Average Gross Margin:                       6.606%      Range:  3.300% - 9.875%

3/27
        Weighted Average Coupon:                            10.857%      Range:  7.250% - 15.490%
        Weighted Average Lifetime Cap:                      17.274%      Range:  13.250% - 22.490%
        Weighted Average Lifetime Floor:                    10.081%      Range:  6.250% - 15.490%
        Weighted Average Gross Margin:                       6.396%      Range:  3.400% - 10.500%

1 Year CMT
        Weighted Average Coupon:                             8.550%      Range:  7.625% - 10.250%
        Weighted Average Lifetime Cap:                      13.120%      Range:  11.125% - 16.000%
        Weighted Average Lifetime Floor:                     7.120%      Range:  5.125% - 10.000%
        Weighted Average Gross Margin:                       3.457%      Range:  2.950% - 5.250%

6 Month LIBOR
        Weighted Average Coupon:                            11.375%
        Weighted Average Lifetime Cap:                      14.000%
        Weighted Average Lifetime Floor:                     8.000%
        Weighted Average Gross Margin:                       5.250%



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 12

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES INITIAL MORTGAGE LOANS

                              GROUP 1 (FIXED RATE)


                                                PERCENT BY
Range of Principal Balances     PRINCIPAL        PRINCIPAL       NUMBER OF
AS OF THE CUT-OFF DATE ($)       BALANCE         BALANCE      MORTGAGE LOANS
--------------------------      ----------      ----------    --------------

4,728.75    -  10,000.00     $    201,933.68       0.13%             24
10,000.01   -  20,000.00        3,034,005.33       1.88             187
20,000.01   -  30,000.00       10,966,092.23       6.79             425
30,000.01   -  40,000.00       14,827,550.15       9.18             421
40,000.01   -  50,000.00       15,337,755.89       9.50             339
50,000.01   -  60,000.00       14,721,173.26       9.12             269
60,000.01   -  70,000.00       12,462,758.98       7.72             192
70,000.01   -  80,000.00        9,219,782.21       5.71             123
80,000.01   -  90,000.00        8,880,724.96       5.50             105
90,000.01   -  100,000.00       6,480,814.58       4.01              68
100,000.01  -  110,000.00       8,059,323.94       4.99              77
110,000.01  -  120,000.00       5,300,865.10       3.28              46
120,000.01  -  130,000.00       3,775,564.70       2.34              30
130,000.01  -  140,000.00       4,876,978.69       3.02              36
140,000.01  -  150,000.00       6,107,495.33       3.78              42
150,000.01  -  160,000.00       3,093,478.67       1.92              20
160,000.01  -  170,000.00       3,132,809.49       1.94              19
170,000.01  -  180,000.00       2,437,810.48       1.51              14
180,000.01  -  190,000.00       3,190,851.39       1.98              17
190,000.01  -  200,000.00       1,557,848.53       0.96               8
200,000.01  -  250,000.00       9,905,174.14       6.13              45
250,000.01  -  300,000.00       4,664,572.93       2.89              17
300,000.01  -  350,000.00       2,322,557.88       1.44               7
350,000.01  -  400,000.00       1,162,230.42       0.72               3
400,000.01  -  450,000.00         838,485.56       0.52               2
450,000.01  -  500,000.00         486,851.50       0.30               1
500,000.01  -  550,000.00         549,343.32       0.34               1
550,000.01  -  600,000.00       1,147,235.94       0.71               2
600,000.01  -  650,000.00       1,288,961.14       0.80               2
650,000.01  -  700,000.00         695,700.00       0.43               1
700,000.01  -  735,000.00         735,000.00       0.46               1
                             ---------------     ------           -----
Total                        $161,461,730.42     100.00%          2,544
                             ===============     ======           =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 13

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                   PERCENT BY
   GEOGRAPHIC                PRINCIPAL             PRINCIPAL       NUMBER OF
   DISTRIBUTION               BALANCE               BALANCE     MORTGAGE LOANS
   ------------              ---------             ----------   --------------

   Alabama                  $2,454,888.75            1.52%          53
   Arizona                   1,097,496.09            0.68           17
   Arkansas                  1,542,704.17            0.96           41
   California                6,432,980.47            3.98           76
   Colorado                  3,255,775.72            2.02           56
   Connecticut               4,429,850.20            2.74           50
   Delaware                    867,214.26            0.54           11
   District Of Columbia        617,603.03            0.38            5
   Florida                  13,078,780.00            8.10          256
   Georgia                   2,786,874.93            1.73           49
   Idaho                       581,075.89            0.36           12
   Illinois                  5,384,973.07            3.34          119
   Indiana                   5,216,864.65            3.23          110
   Iowa                        159,180.94            0.10            4
   Kansas                      413,254.39            0.26            8
   Kentucky                  1,440,744.06            0.89           29
   Louisiana                 1,525,813.44            0.95           38
   Maine                     1,252,844.01            0.78           20
   Maryland                  5,009,647.18            3.10           59
   Massachusetts             6,682,764.10            4.14           56
   Michigan                 12,433,324.06            7.70          202
   Minnesota                 2,148,877.01            1.33           32
   Mississippi               1,455,282.67            0.90           27
   Missouri                  1,794,237.88            1.11           33
   Nebraska                    414,532.36            0.26            5
   Nevada                      291,975.86            0.18            5
   New Hampshire               588,271.44            0.36            5
   New Jersey                7,460,003.62            4.62           66
   New Mexico                  553,502.65            0.34           14
   New York                 21,476,654.37           13.30          255
   North Carolina            3,455,650.19            2.14           80
   North Dakota                 84,193.94            0.05            3
   Ohio                      6,052,841.45            3.75          106
   Oklahoma                  2,152,121.23            1.33           36
   Oregon                    1,805,980.23            1.12           25
   Pennsylvania              9,482,979.67            5.87          187
   Rhode Island              1,262,966.90            0.78           16
   South Carolina            4,575,152.99            2.83          107
   South Dakota                109,751.21            0.07            1
   Tennessee                 5,759,669.12            3.57           52
   Texas                     1,954,398.99            1.21           21
   Utah                      1,064,174.68            0.66           16
   Vermont                     182,572.54            0.11            4
   Virginia                  5,067,972.99            3.14           83
   Washington                3,019,229.38            1.87           40
   West Virginia             1,306,637.60            0.81           28
   Wisconsin                 1,200,738.97            0.74           24
   Wyoming                      76,707.07            0.05            2
                          ---------------          ------        -----
   Total                  $161,461,730.42          100.00%       2,544
                          ===============          ======        =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 14

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                      PERCENT BY       NUMBER OF
ORIGINAL COMBINED                                     PRINCIPAL        MORTGAGE
LOAN-TO-VALUE                 PRINCIPAL BALANCE        BALANCE          LOANS
-----------------             -----------------       ---------       ----------

 6.00     -  10.00                $26,533.30            0.02%             3
 10.01    -  15.00                 70,686.36            0.04              5
 15.01    -  20.00                109,767.25            0.07              6
 20.01    -  25.00                300,184.62            0.19             12
 25.01    -  30.00                948,310.53            0.59             22
 30.01    -  35.00                523,095.15            0.32             13
 35.01    -  40.00              1,141,135.72            0.71             34
 40.01    -  45.00              1,104,356.09            0.68             27
 45.01    -  50.00              2,233,984.14            1.38             51
 50.01    -  55.00              2,435,697.33            1.51             50
 55.01    -  60.00              5,182,791.68            3.21             86
 60.01    -  65.00              9,987,651.78            6.19            162
 65.01    -  70.00             20,111,390.86           12.46            238
 70.01    -  75.00             15,470,542.15            9.58            251
 75.01    -  80.00             33,539,784.69           20.77            509
 80.01    -  85.00             35,216,206.71           21.81            565
 85.01    -  90.00             29,359,896.39           18.18            417
 90.01    -  95.00              2,051,981.58            1.27             44
 95.01    -  100.00             1,647,734.09            1.02             49
                             ---------------          ------          -----
 Total                       $161,461,730.42          100.00%         2,544
                             ===============          ======          =====


At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 100.00%.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 15

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                               PERCENT BY
                                                PRINCIPAL       NUMBER OF
MORTGAGE RATES (%)      PRINCIPAL BALANCE        BALANCE      MORTGAGE LOANS
-----------------       -----------------      ----------     --------------

    7.125    -  7.249   $    130,412.35           0.08%            1
    7.500    -  7.749        105,818.10           0.06             1
    7.750    -  7.999      2,078,975.58           1.29            17
    8.000    -  8.249      1,156,136.31           0.72             9
    8.250    -  8.499      2,446,713.09           1.51            23
    8.500    -  8.749      2,591,009.34           1.60            18
    8.750    -  8.999      6,485,890.70           4.02            53
    9.000    -  9.249      2,689,613.54           1.67            27
    9.250    -  9.499      4,542,879.34           2.81            49
    9.500    -  9.749      6,445,703.23           3.99            58
    9.750    -  9.999      7,070,091.72           4.38            85
    10.000   -  10.249     4,026,671.35           2.49            47
    10.250   -  10.499     5,062,976.40           3.14            64
    10.500   -  10.749     6,711,973.92           4.16           110
    10.750   -  10.999    10,144,091.33           6.28           127
    11.000   -  11.249     6,340,532.04           3.93           103
    11.250   -  11.499     7,355,529.86           4.55           120
    11.500   -  11.749     8,398,511.75           5.20           148
    11.750   -  11.999    10,432,606.73           6.46           174
    12.000   -  12.249     9,100,684.76           5.64           146
    12.250   -  12.499     7,149,371.61           4.43           145
    12.500   -  12.749     8,165,421.29           5.06           161
    12.750   -  12.999     9,114,578.14           5.64           155
    13.000   -  13.249     6,563,120.94           4.06           122
    13.250   -  13.499     7,344,360.35           4.55           147
    13.500   -  13.749     5,390,383.57           3.34           115
    13.750   -  13.999     4,766,060.75           2.95            96
    14.000   -  14.249     3,465,755.34           2.15            68
    14.250   -  14.499     1,613,295.12           1.00            35
    14.500   -  14.749     1,160,146.41           0.72            31
    14.750   -  14.999     1,626,474.31           1.01            46
    15.000   -  15.249       967,467.48           0.60            20
    15.250   -  15.499       353,249.84           0.22            10
    15.500   -  15.749       156,206.92           0.10             5
    15.750   -  15.999       162,636.91           0.10             5
    16.000   -  16.249        26,950.00           0.02             1
    16.500   -  16.749        78,400.00           0.05             1
    16.750   -  16.800        41,030.00           0.02             1
                        ---------------         ------         -----

    Total               $161,461,730.42         100.00%        2,544
                        ===============         ======         =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 16

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                 PERCENT BY   NUMBER OF
  REMAINING                   PRINCIPAL          PRINCIPAL     MORTGAGE
  MONTHS TO MATURITY           BALANCE            BALANCE       LOANS
  ------------------        ------------         ----------   ---------
   22.81   -  24.00            $5,397.12            0.00%           1
   36.01   -  48.00             8,529.79            0.00            1
   48.01   -  60.00           299,417.39            0.19           21
   60.01   -  72.00           252,817.54            0.16           14
   72.01   -  84.00           416,950.39            0.26           23
   84.01   -  96.00            95,280.40            0.06            4
   96.01   -  108.00          153,565.04            0.09            7
   108.01  -  120.00        3,920,994.14            2.43          131
   120.01  -  132.00           44,826.22            0.03            2
   132.01  -  144.00          181,882.26            0.11            6
   144.01  -  156.00          301,735.06            0.19            7
   156.01  -  168.00        2,706,355.66            1.68           64
   168.01  -  180.00       57,407,660.51           35.55          927
   180.01  -  192.00          441,566.04            0.27            7
   192.01  -  204.00           67,562.09            0.04            1
   204.01  -  216.00          158,747.68            0.10            4
   216.01  -  228.00        1,609,669.65            1.00           21
   228.01  -  240.00       21,800,167.92           13.50          367
   240.01  -  252.00          422,110.46            0.26            5
   264.01  -  276.00           96,221.82            0.06            2
   276.01  -  288.00          261,245.16            0.16            3
   288.01  -  300.00       10,361,130.36            6.42          196
   300.01  -  312.00           74,505.37            0.05            2
   324.01  -  336.00          516,300.45            0.32            3
   336.01  -  348.00        2,437,094.60            1.51           29
   348.01  -  360.00       56,864,717.26           35.22          692
   360.01  -  360.18          555,280.04            0.34            4
                         ---------------          ------        -----

   Total                 $161,461,730.42          100.00%       2,544
                         ===============          ======        =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 17

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                           PERCENT BY       NUMBER OF
                                           PRINCIPAL        MORTGAGE
UNDERWRITING CLASS   PRINCIPAL BALANCE      BALANCE           LOANS
------------------   -----------------     ----------       ---------

95                       $314,548.38           0.20%             3
AA                     32,934,735.93          20.40            396
AAA                     1,295,778.33           0.80             14
ANIV                   11,397,213.47           7.06            141
I                      42,200,158.92          26.14            651
II                     22,788,734.86          14.11            434
IIB                    17,673,449.43          10.95            329
III                     5,633,378.41           3.49             77
III-SE                  4,398,635.72           2.72             51
IV                     17,279,535.56          10.70            341
IVPI                    1,524,360.69           0.94             23
V                       4,021,200.72           2.49             84
                     ---------------         ------          -----

Total                $161,461,730.42         100.00%         2,544
                     ===============         ======          =====



                              GROUP 1 (FIXED RATE)

                                                  PERCENT BY
                                PRINCIPAL         PRINCIPAL        NUMBER OF
PROPERTY TYPES                   BALANCE           BALANCE       MORTGAGE LOANS
--------------                  ---------         ----------     --------------

2-4 FAMILY                   $ 11,720,893.63         7.26%           153
COMMERCIAL                        894,343.32         0.55              2
CONDOMINIUM                     1,590,971.02         0.99             33
MANUFACTURED                   22,381,628.03        13.86            513
MIXED USE                       1,824,431.10         1.13              7
MULTI FAMILY                    7,377,162.05         4.57             36
PUD                             3,176,397.84         1.97             32
SINGLE FAMILY                 112,495,903.43        69.67          1,768
                             ---------------        -----          -----

Total                        $161,461,730.42       100.00%         2,544
                             ===============       ======          =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 18

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


                                              PERCENT BY
RANGE OF PRINCIPAL BALANCES   PRINCIPAL       PRINCIPAL         NUMBER OF
AS OF THE CUT-OFF DATE ($)     BALANCE         BALANCE       MORTGAGE LOANS
---------------------------   ----------      ----------     --------------

12,606.12   -  20,000.00       $401,695.18          0.23%             22
20,000.01   -  30,000.00      2,353,580.47          1.36              90
30,000.01   -  40,000.00      5,934,262.24          3.43             167
40,000.01   -  50,000.00      9,786,708.94          5.65             214
50,000.01   -  60,000.00     13,730,977.93          7.93             248
60,000.01   -  70,000.00     14,779,881.39          8.53             228
70,000.01   -  80,000.00     13,425,612.59          7.75             179
80,000.01   -  90,000.00     12,063,202.36          6.96             142
90,000.01   -  100,000.00     9,992,140.34          5.77             105
100,000.01  -  110,000.00     9,660,654.42          5.58              92
110,000.01  -  120,000.00     8,852,314.80          5.11              77
120,000.01  -  130,000.00     5,527,703.99          3.19              44
130,000.01  -  140,000.00     6,909,269.40          3.99              51
140,000.01  -  150,000.00     5,988,047.59          3.46              41
150,000.01  -  160,000.00     4,163,946.46          2.40              27
160,000.01  -  170,000.00     5,796,455.42          3.35              35
170,000.01  -  180,000.00     4,364,333.58          2.52              25
180,000.01  -  190,000.00     4,244,316.44          2.45              23
190,000.01  -  200,000.00     3,892,010.70          2.25              20
200,000.01  -  250,000.00    11,532,360.06          6.66              52
250,000.01  -  300,000.00     6,591,296.57          3.81              24
300,000.01  -  350,000.00     4,221,874.76          2.44              13
350,000.01  -  400,000.00     4,088,001.68          2.36              11
400,000.01  -  450,000.00     1,705,604.55          0.98               4
450,000.01  -  500,000.00     1,965,800.00          1.13               4
500,000.01  -  550,000.00       547,128.00          0.32               1
650,000.01  -  680,000.00       680,000.00          0.39               1
                           ---------------        ------           -----

Total                      $173,199,179.86        100.00%          1,940
                           ===============        ======           =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 19

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                   PERCENT BY     NUMBER OF
                                                    PRINCIPAL     MORTGAGE
GEOGRAPHIC DISTRIBUTION    PRINCIPAL BALANCE        BALANCE         LOANS
-----------------------    -----------------       ----------     ---------

Alabama                      $1,873,406.14            1.08%          28
Arizona                       1,103,647.44            0.64           12
Arkansas                      1,237,106.30            0.71           13
California                   12,824,192.51            7.40           70
Colorado                      5,685,863.02            3.28           46
Connecticut                   4,707,564.65            2.72           25
Delaware                        460,941.29            0.27            5
District Of Columbia            194,250.00            0.11            2
Florida                      10,401,366.33            6.01          134
Georgia                       2,889,709.08            1.67           41
Idaho                           339,942.70            0.20            4
Illinois                     10,984,384.62            6.34          109
Indiana                       8,897,849.72            5.14          138
Iowa                            385,675.27            0.22            7
Kentucky                      1,085,274.67            0.63           18
Louisiana                       473,969.18            0.27            9
Maine                         1,305,306.06            0.75            9
Maryland                      5,063,445.70            2.92           50
Massachusetts                 3,885,669.23            2.24           30
Michigan                     14,086,690.63            8.13          205
Minnesota                     1,348,935.59            0.78           17
Mississippi                     339,988.45            0.20            6
Missouri                      1,708,474.11            0.99           26
Montana                         109,250.00            0.06            2
Nebraska                        165,602.24            0.10            1
Nevada                          345,641.88            0.20            4
New Hampshire                 1,142,772.24            0.66           10
New Jersey                    9,347,804.33            5.40           74
New Mexico                      460,177.51            0.27            7
New York                     15,303,366.14            8.84          102
North Carolina                5,015,129.69            2.90           71
Ohio                         13,378,326.66            7.72          188
Oklahoma                        270,113.61            0.16            5
Oregon                        1,196,870.95            0.69            9
Pennsylvania                 15,028,189.56            8.68          217
Rhode Island                    939,446.28            0.54           10
South Carolina                4,100,405.23            2.37           62
South Dakota                    220,051.78            0.13            3
Tennessee                     1,228,842.57            0.71           19
Texas                         1,272,752.37            0.73           16
Utah                          3,332,074.48            1.92           30
Virginia                      2,702,875.76            1.56           32
Washington                    2,206,927.20            1.27           20
West Virginia                 1,572,505.10            0.91           23
Wisconsin                     2,518,520.61            1.45           30
Wyoming                          57,880.98            0.03            1
                           ---------------          ------        -----

Total                      $173,199,179.86          100.00%       1,940
                           ===============          ======        =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 20

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                  PERCENT BY
                               PRINCIPAL          PRINCIPAL       NUMBER OF
ORIGINAL LOAN-TO-VALUE (%)      BALANCE            BALANCE      MORTGAGE LOANS
--------------------------     ---------          ----------    --------------


 17.50  -  20.00              $54,886.92            0.03%              2
 20.01  -  25.00               92,930.68            0.05               2
 30.01  -  35.00              204,544.28            0.12               4
 40.01  -  45.00              674,793.24            0.39               9
 45.01  -  50.00            1,137,825.70            0.66              21
 50.01  -  55.00            1,175,509.99            0.68              11
 55.01  -  60.00            2,566,658.60            1.48              34
 60.01  -  65.00            9,338,670.21            5.39             139
 65.01  -  70.00            9,513,985.36            5.49             123
 70.01  -  75.00           17,688,609.18           10.21             189
 75.01  -  80.00           50,825,279.43           29.35             555
 80.01  -  85.00           42,583,149.28           24.59             475
 85.01  -  90.00           36,186,735.00           20.89             366
 90.01  -  95.00            1,155,601.99            0.67              10
                         ---------------         -------          ------

 Total                   $173,199,179.86         100.00%          1,940
                         ===============         ======           =====

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 95.00%.



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 21

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                PERCENT BY
                                                PRINCIPAL        NUMBER OF
MORTGAGE RATES (%)        PRINCIPAL BALANCE      BALANCE      MORTGAGE LOANS
------------------        -----------------     ----------    --------------

7.250   -  7.499             $100,428.00           0.06%              1
7.500   -  7.749              889,722.34           0.51               5
7.750   -  7.999              353,433.31           0.20               4
8.000   -  8.249              703,852.14           0.41               7
8.250   -  8.499            1,182,364.47           0.68               9
8.500   -  8.749            2,739,184.94           1.58              13
8.750   -  8.999            3,840,978.03           2.22              29
9.000   -  9.249            3,001,409.85           1.73              31
9.250   -  9.499            4,121,950.87           2.38              36
9.500   -  9.749            5,846,338.02           3.38              48
9.750   -  9.999            9,763,425.31           5.64              99
10.000  -  10.249           6,223,187.46           3.59              67
10.250  -  10.499           9,062,493.00           5.23              89
10.500  -  10.749          11,182,093.59           6.46             124
10.750  -  10.999          17,880,978.39          10.32             181
11.000  -  11.249           9,659,527.15           5.58             115
11.250  -  11.499          11,182,791.99           6.46             124
11.500  -  11.749          11,614,892.84           6.71             134
11.750  -  11.999          11,330,204.06           6.54             131
12.000  -  12.249           8,087,858.34           4.67             108
12.250  -  12.499           9,505,811.15           5.49             128
12.500  -  12.749          10,778,759.84           6.22             136
12.750  -  12.999           9,792,290.51           5.65             131
13.000  -  13.249           5,371,669.50           3.10              69
13.250  -  13.499           1,969,053.63           1.14              24
13.500  -  13.749           2,188,642.45           1.26              30
13.750  -  13.999           2,446,961.74           1.41              33
14.000  -  14.249           1,419,065.71           0.82              17
14.250  -  14.499             474,785.57           0.27               7
14.500  -  14.749             390,820.28           0.23               7
14.750  -  14.999              62,425.71           0.04               2
15.250  -  15.490              31,779.67           0.02               1
                         ---------------         ------           -----

Total                    $173,199,179.86         100.00%          1,940
                         ===============         ======           =====




--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 22

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                    PERCENT BY
                                                    PRINCIPAL        NUMBER OF
REMAINING MONTHS TO MATURITY  PRINCIPAL BALANCE      BALANCE      MORTGAGE LOANS
----------------------------  -----------------     ----------    --------------

114.00    -  120.99              $104,602.83          0.06%              5
169.00    -  180.99                96,907.17          0.06               2
229.00    -  240.99               238,425.02          0.14               6
277.00    -  288.99             1,026,390.42          0.59               9
289.00    -  300.99             2,828,686.05          1.63              53
301.00    -  312.99               103,513.60          0.06               1
325.00    -  336.99                63,582.55          0.04               1
337.00    -  348.99             2,242,056.77          1.29              27
349.00    -  357.99            47,142,359.56         27.22             446
358.00    -  358.99            25,835,549.85         14.92             301
359.00    -  359.99            53,951,655.40         31.15             629
360.00    -  360.00            39,565,450.64         22.84             460
                             ---------------        ------           -----

Total                        $173,199,179.86        100.00%          1,940
                             ===============        ======           =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 23

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                  PERCENT BY
MONTH OF NEXT RATE ADJUSTMENT     PRINCIPAL       PRINCIPAL         NUMBER OF
FOR 6-MO. LIBOR LOANS              BALANCE         BALANCE       MORTGAGE LOANS
-----------------------------     ---------       ----------     --------------

July 2000                         $123,305.56      0.07%                2
August 2000                        597,191.25       0.35                3
September 2000                     156,880.59       0.09                2
October 2000                       122,601.27       0.07                1
November 2000                      470,807.60       0.28                6
December 2000                      246,119.99       0.14                3
January 2001                       250,826.41       0.15                4
February 2001                       38,931.29       0.02                1
March 2001                               0.00       0.00                0
April 2001                          36,557.55       0.02                1
May 2001                            77,875.13       0.05                1
June 2001                           52,822.23       0.03                1
July 2001                           51,244.70       0.03                1
August 2001                              0.00       0.00                0
September 2001                     144,741.45       0.08                3
October 2001                     1,079,154.78       0.63               10
November 2001                    1,200,888.31       0.70               14
December 2001                    1,624,895.13       0.95               17
January 2002                     4,158,467.56       2.44               36
February 2002                    7,238,428.37       4.24               73
March 2002                       7,304,564.49       4.28               79
April 2002                      21,735,595.97      12.73              251
May 2002                        41,621,166.90      24.37              479
June 2002                       26,939,555.50      15.78              327
July 2002                           17,471.39       0.01                1
August 2002                              0.00       0.00                0
September 2002                     298,104.35       0.17                2
October 2002                             0.00       0.00                0
November 2002                      642,124.75       0.38                7
December 2002                    2,549,682.85       1.49               15
January 2003                     4,612,480.99       2.70               42
February 2003                   10,606,798.92       6.21               94
March 2003                       6,056,692.31       3.55               64
April 2003                       4,577,223.22       2.68               62
May 2003                        12,864,984.34       7.53              164
June 2003                       13,265,420.14       7.77              149
                              ---------------      -----             ----

Total                         $170,763,605.29      100.00%           1,915
                              ===============      ======            =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 24

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


                                              PERCENT BY
GROSS MARGIN                   PRINCIPAL      PRINCIPAL             NUMBER OF
FOR 6-MO LIBOR LOANS            BALANCE        BALANCE            MORTGAGE LOANS
--------------------           ---------      ----------          --------------

3.250   -   3.499            $228,348.44          0.13%                 2
3.500   -   3.749              42,000.00           0.02                 1
3.750   -   3.999              91,800.00           0.05                 1
4.000   -   4.249             644,612.83           0.38                 4
4.250   -   4.499           1,125,663.38           0.66                11
4.500   -   4.749           1,598,440.67           0.94                17
4.750   -   4.999           4,194,728.82           2.46                38
5.000   -   5.249           4,286,988.11           2.51                50
5.250   -   5.499           6,705,830.37           3.93                71
5.500   -   5.749          10,292,286.65           6.03               103
5.750   -   5.999          14,523,845.55           8.51               145
6.000   -   6.249          19,404,702.76          11.36               188
6.250   -   6.499          13,847,968.49           8.11               158
6.500   -   6.749          16,264,124.64           9.52               189
6.750   -   6.999          22,373,869.64          13.10               246
7.000   -   7.249          15,135,018.93           8.86               189
7.250   -   7.499           9,073,897.17           5.31               113
7.500   -   7.749           8,533,940.65           5.00                96
7.750   -   7.999           8,113,632.14           4.75               108
8.000   -   8.249           6,476,072.16           3.79                80
8.250   -   8.499           2,155,057.49           1.26                26
8.500   -   8.749           1,577,803.83           0.92                18
8.750   -   8.999           1,963,295.57           1.15                31
9.000   -   9.249           1,129,881.72           0.66                13
9.250   -   9.499             540,953.99           0.32                 8
9.500   -   9.749             344,635.91           0.20                 6
9.750   -   9.999              30,995.39           0.02                 1
10.250  -   10.499             31,430.32           0.02                 1
10.500  -   10.749             31,779.67           0.02                 1
                         ---------------         ------             -----
Total                    $170,763,605.29         100.00%            1,915
                         ===============         ======             =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 25

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                PERCENT BY
MAXIMUM MORTGAGE RATES         PRINCIPAL        PRINCIPAL        NUMBER OF
FOR 6-MO. LIBOR LOANS           BALANCE          BALANCE       MORTGAGE LOANS
---------------------          ----------       ----------     --------------

13.250   - 13.499             $100,428.00          0.06%                1
13.500   - 13.749              343,960.00          0.20                 1
14.000   - 14.249              103,513.60          0.06                 1
14.250   - 14.499              496,393.20          0.29                 4
14.500   - 14.749              268,500.00          0.16                 2
14.750   - 14.999            1,007,444.93          0.59                13
15.000   - 15.249            1,043,312.59          0.61                11
15.250   - 15.499            2,184,824.47          1.28                24
15.500   - 15.749            5,394,845.75          3.16                35
15.750   - 15.999            7,034,357.53          4.12                64
16.000   - 16.249            6,459,264.96          3.78                68
16.250   - 16.499            8,155,455.35          4.78                78
16.500   - 16.749           10,680,722.39          6.25               115
16.750   - 16.999           18,632,911.39         10.91               186
17.000   - 17.249            9,627,882.53          5.64               115
17.250   - 17.499           13,175,117.62          7.72               133
17.500   - 17.749           13,455,384.60          7.88               147
17.750   - 17.999           13,790,097.83          8.08               154
18.000   - 18.249            8,505,616.45          4.98               108
18.250   - 18.499           10,016,256.60          5.87               135
18.500   - 18.749           11,684,968.12          6.84               149
18.750   - 18.999           12,125,185.37          7.10               153
19.000   - 19.249            6,169,295.97          3.61                80
19.250   - 19.499            2,392,565.64          1.40                29
19.500   - 19.749            2,707,308.14          1.59                36
19.750   - 19.999            2,544,710.83          1.49                35
20.000   - 20.249            1,469,430.75          0.86                18
20.250   - 20.499              609,686.46          0.36                 9
20.500   - 20.749              489,958.84          0.29                 8
20.750   - 20.999               62,425.71          0.04                 2
22.250   - 22.499               31,779.67          0.02                 1
                          ---------------        ------             -----

Total                     $170,763,605.29        100.00%            1,915
                          ===============        ======             =====



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 26

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                PERCENT BY
MINIMUM MORTGAGE RATES         PRINCIPAL        PRINCIPAL         NUMBER OF
FOR 6-MO. LIBOR LOANS           BALANCE          BALANCE       MORTGAGE LOANS
---------------------          ----------       ----------     --------------

6.250    -    6.499           $100,428.00          0.06%               1
6.500    -    6.749            343,960.00          0.20                1
6.750    -    6.999            204,974.48          0.12                2
7.000    -    7.249            151,496.06          0.09                1
7.250    -    7.499            643,355.64          0.38                6
7.500    -    7.749          1,288,705.71          0.75                8
7.750    -    7.999          2,902,674.14          1.70               23
8.000    -    8.249          1,695,098.98          0.99               18
8.250    -    8.499          3,024,396.37          1.77               28
8.500    -    8.749          6,090,053.01          3.57               42
8.750    -    8.999          8,973,768.04          5.26               88
9.000    -    9.249          6,795,435.13          3.98               70
9.250    -    9.499          9,470,724.31          5.55               91
9.500    -    9.749         10,751,423.03          6.30              120
9.750    -    9.999         17,957,695.74         10.52              180
10.000   -    10.249         9,711,096.73          5.69              117
10.250   -    10.499        11,686,790.73          6.84              124
10.500   -    10.749        12,792,406.35          7.49              143
10.750   -    10.999        12,322,276.70          7.22              140
11.000   -    11.249         8,026,013.95          4.70              104
11.250   -    11.499         9,515,246.25          5.57              130
11.500   -    11.749        10,920,052.07          6.39              138
11.750   -    11.999        10,315,314.40          6.04              138
12.000   -    12.249         5,580,110.29          3.27               74
12.250   -    12.499         2,186,607.67          1.28               25
12.500   -    12.749         2,265,932.44          1.33               32
12.750   -    12.999         2,541,160.77          1.49               35
13.000   -    13.249         1,419,065.71          0.83               17
13.250   -    13.499           503,178.37          0.29                8
13.500   -    13.749           489,958.84          0.29                8
13.750   -    13.999            62,425.71          0.04                2
15.250   -    15.499            31,779.67          0.02                1
                          ---------------        ------            -----

Total                     $170,763,605.29        100.00%           1,915
                          ===============        =======           =====




--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 27

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                  PERCENT BY
MONTH OF NEXT RATE ADJUSTMENT     PRINCIPAL       PRINCIPAL         NUMBER OF
FOR 1-YR. CMT LOANS                BALANCE         BALANCE       MORTGAGE LOANS
-----------------------------      -------        ----------     --------------

July 2000                   $  190,407.08           7.82%              2
August 2000                    613,386.33          25.18               6
September 2000                 605,390.74          24.86               8
October 2000                         0.00           0.00               0
November 2000                        0.00           0.00               0
December 2000                        0.00           0.00               0
January 2001                         0.00           0.00               0
February 2001                        0.00           0.00               0
March 2001                           0.00           0.00               0
April 2001                      99,316.82           4.08               1
May 2001                       180,805.16           7.42               2
June 2001                      746,268.44          30.64               6
                            -------------         ------              --

Total                       $2,435,574.57         100.00%             25
                            =============         ======              ==



Gross Margin                   PRINCIPAL        PERCENT BY         NUMBER OF
FOR 1-YR. CMT LOANS             BALANCE      PRINCIPAL BALANCE  MORTGAGE LOANS
-------------------            ----------    -----------------  --------------

2.750    -  2.999           $1,346,390.60           55.28%            13
3.250    -  3.499              116,241.75            4.77              1
4.000    -  4.249              850,651.60           34.93             10
5.250    -  5.499              122,290.62            5.02              1
                            -------------          ------             --

Total                       $2,435,574.57          100.00%            25
                            =============          ======             ==



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 28

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                PERCENT BY
MAXIMUM MORTGAGE RATES         PRINCIPAL        PRINCIPAL        NUMBER OF
FOR 1-YR. CMT LOANS             BALANCE          BALANCE       MORTGAGE LOANS
-------------------            ----------       ----------     --------------


11.000   - 11.249              $99,316.82          4.08%               1
11.500   - 11.749              543,781.74         22.33                5
12.000   - 12.249              137,064.92          5.63                1
12.250   - 12.499              150,935.96          6.20                1
12.500   - 12.749              415,291.16         17.05                5
12.750   - 12.999              116,241.75          4.77                1
13.750   - 13.999              126,905.37          5.21                2
14.250   - 14.499              164,635.90          6.76                2
14.500   - 14.749              115,926.57          4.76                1
14.750   - 14.999              443,183.76         18.20                5
16.000   - 16.249              122,290.62          5.02                1
                            -------------        ------               --

Total                       $2,435,574.57        100.00%              25
                            =============        ======               ==



                                                PERCENT BY
MINIMUM MORTGAGE RATES         PRINCIPAL        PRINCIPAL        NUMBER OF
FOR 1-YR. CMT LOANS             BALANCE          BALANCE       MORTGAGE LOANS
-------------------            ----------       ----------     --------------


5.000    - 5.249              $99,316.82           4.08%               1
5.500    - 5.749              543,781.74          22.33                5
6.000    - 6.249              137,064.92           5.63                1
6.250    - 6.499              150,935.96           6.20                1
6.500    - 6.749              415,291.16          17.05                5
6.750    - 6.999              116,241.75           4.77                1
7.750    - 7.999              126,905.37           5.21                2
8.250    - 8.499              164,635.90           6.76                2
8.500    - 8.749              115,926.57           4.76                1
8.750    - 8.999              443,183.76          18.20                5
10.000   - 10.249             122,290.62           5.02                1
                           -------------         ------               --

Total                      $2,435,574.57         100.00%              25
                           =============         ======               ==



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 29

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)
                                               PERCENT BY
                                               PRINCIPAL        NUMBER OF
UNDERWRITING CLASS        PRINCIPAL BALANCE     BALANCE       MORTGAGE LOANS
------------------        -----------------    ----------     --------------

95                         $1,155,601.99           0.67%            10
AA                         13,836,197.67           7.99            130
ANIV                       10,213,273.70           5.90             80
I                          48,300,207.84          27.89            500
II                         28,870,093.31          16.67            343
IIB                        22,954,036.59          13.25            293
III                         6,681,238.69           3.86             67
III-SE                      3,394,394.79           1.96             30
IV                         27,338,098.15          15.78            345
IVPI                        2,072,200.97           1.19             21
V                           8,383,836.16           4.84            121
                         ---------------         ------          -----

Total                    $173,199,179.86         100.00%         1,940
                         ===============         ======          =====





                            GROUP 2 (ADJUSTABLE RATE)

                                                PERCENT BY         NUMBER OF
PROPERTY TYPE           PRINCIPAL BALANCE    PRINCIPAL BALANCE   MORTGAGE LOANS
-------------           -----------------    -----------------   --------------
2-4 FAMILY                $21,458,507.28            12.39%              194
CONDOMINIUM                 4,559,641.78             2.63                49
MANUFACTURED               16,700,943.11             9.64               252
PUD                         4,387,045.51             2.54                37
SINGLE FAMILY             126,093,042.18            72.80             1,408
                         ---------------           ------             -----
Total                    $173,199,179.86           100.00%            1,940
                         ===============           =======            =====


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 30

[LOGO] MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                         ASSET-BACKED NOTES, SERIES 2000-2
--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
-----------------------------
Ken Mulford                 (212) 449-0752
David Wu                    (212) 449-2610
Demetrios Tsipras           (212) 449-9486
Vu Nguyen                   (212) 449-1955
Ryad Yousuf                 (212) 449-2365

MBS/ABS TRADING
---------------
(New York)
Vince Mora                  (212) 449-5320
Scott Soltas                (212) 449-3659
Terrence Mack               (212) 449-3659
Brian Kane                  (212) 449-3659
Laila Kollmorgen            (212) 449-3659

ASSET BACKED RESEARCH
Dan Castro                  (212) 449-1663
Theresa O'Neill             (212) 449-0514

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                 31